UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2003

MODTECH HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-25161	33 – 0825386
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2830 Barrett Avenue, Perris, CA		92571
(Address of principal executive office)		(Zip Code)

(909) 943-4014

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report.)

Item 7.    Financial Statements and Exhibits

(c) Exhibits

      99.1         Press Release of Modtech Holdings, Inc., dated November 5, 2003

Item 12.    Results of Operations and Financial Condition

The information in this Form 8-K and the attached Exhibit hereto is being furnished pursuant to “Item 12. Results of Operations and Financial Condition”. The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing by the Company under the Securities Act of 1933 or the Exchange Act.

On November 5, 2003, Modtech Holdings, Inc. issued a press release announcing its financial results for the quarter and nine months ended September 30, 2003. A copy of the press release is attached as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 5, 2003

Modtech Holdings, Inc.

by:	/s/ Evan M. Gruber

Evan M. Gruber Chief Executive Officer

by:	/s/ Dennis L. Shogren

Dennis L. Shogren Chief Financial Officer